NUVEEN S&P 500 DYNAMIC OVERWRITE FUND

(NYSE: SPXX)

SUPPLEMENT DATED MAY 21, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2019, AS AMENDED MARCH 24, 2020

The portfolio management responsibilities for the Nuveen S&P 500 Dynamic Overwrite Fund (the “Fund”) will be updated. Effective August 3, 2020, Jim Campagna, Lei Liao, and Darren Tran will join the portfolio management team for the Fund and will focus on the Fund’s equity portfolio. David Friar will continue as a portfolio manager of the Fund and will be responsible for overseeing the options strategies for the Fund.

In connection with the appointment of new portfolio managers, the Board of Trustees of the Fund has approved a modification to the Fund’s equity portfolio investment strategies. Effective August 3, 2020, the Fund strategies will take into consideration the Fund’s tax position and employ various techniques, including tax-loss harvesting, to improve after-tax shareholder outcomes.

More information regarding these changes will provided on or about August 3, 2020.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE